Social Life Network, Inc.

(OTCMKTS: **WDLF**)

CORPORATE PRESENTATION 2020

Social Life Network is a Technology Business Incubator (TBI) that provides tech start-ups with seed technology development, legal guidance, and executive leadership, making it easier for start-up founders to focus on raising capital, perfecting their business model, and growing their network usership.



SAFE HARBOR & DISCLAIMER

This information does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of Social Life Network, Inc.

All information presented herein with respect to the existing business and the historical operating results of Social Life Network ("the Company") and estimates and projections as to future operations are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, the Company reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by the Company with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of the Company's or any of the licensees in this presentation regarding their future financial results, revenues, or stock price.

COMPANY OVERVIEW

Social Life Network is a Technology Business Incubator (TBI), that provides social and ecommerce tech start-ups with the necessary technology resources and executive leadership so founders can expedite the growth of their start-up.



We financially benefit from the success of our licensees by charging a 5% fee on their profits, and a 15% stake in their company if they reach the liquidity event of going public or selling their business.

Our **social networking and ecommerce platforms** are developed for niche industry start-ups, that aim to solve the unique problems that professionals and consumers struggle with online. This business model makes it easier for start-up founders to focus on raising capital, perfecting their business model, and growing their network usership; thus removing the expense and risk for Social Life Network if their start-up doesn't succeed.



Using state-of-art **Artificial Intelligence and Blockchain technologies**, our platform learns from online social behavior to better connect businesses and consumers together. Additionally, we use our A.I. in the development of new or upgraded code, in order to identify and debug our software without the need for additional developer man-power. This equals faster, more accurate, and cheaper deployment of new networks and the upgrades.

REVENUE MODEL

- LICENSING OUR PLATFORM AND EXECUTIVE LEADERSHIP
  - 5% OF TOTAL E-COMMERCE REVENUES
  - 5% OF TOTAL DIGITAL SUBSCRIPTION SERVICES
  - 5% OF TOTAL AD REVENUE


GROWTH
TACTICS
SYNERGY
CREATIVITY
STRATEGY
PLAN

- 15% IN STOCK OF THE LICENSEE START-UP, PRIOR TO THEIR IPO OR COMPANY SALE

COMPANY MILESTONES 2013 - 2020

Our first social network was developed for the cannabis industry in early 2013. **WeedLife.com** was built to provide consumer-to-consumer networking in the rapidly growing cannabis industry. It was followed by three more cannabis centric social networks from 2014 through 2019: **MjLink.com**, **HempTalk.com** and **MjInvest.com** that connect businesses-to-businesses, CBD retailers-to-consumers, and investors-to-executives, respectively.

In February of 2020, MjLink.com, Inc. filed a Form 1-A with the SEC to qualify for a $50 million Reg A Tier 2 initial public offering, which was qualified by the SEC in September of 2020.

The four cannabis social networking platforms combined, have grown from 2013 through 2020 to service more than 5.5 million monthly users globally, across more than 120 countries worldwide.



Green Flamingo Smoke Shop
mjlink
Cannabis Business
Social Network
weedLife
Cannabis
Social Network

COMPANY MILESTONES 2015 - 2020



HUNT POST
LikeRE
FutPost
Golf Lynk
Golf Channel
RELAX ON CHIP SHOTS
Cycling
BIKE REVIEW
GIANT PROPEL ADVANCED SL DISC
BUYER'S GUIDE
HYBRID BIKES

From 2015 through 2020, we have licensed six additional niche social networks to tech start-ups in the **Residential Real Estate** industry, **Hunting, Fishing and Camping** industry, **Racket Sports, Soccer, Golf and Cycling** industries.

These social networks incorporate a state-of-the-art E-commerce system for merchants and consumers to buy, sell and service products directly the social network platforms.

Each of our licensees aim to grow their networks to a size in which they can sell to an acquiring company, or take their social network company public.

In September of 2020, two of our licensees, LikeRE.com, Inc. and HuntPost.com, Inc., began preparing their Reg A Tier 2 offering memorandums.

Social Life

IDENTIFIED OPPORTUNITIES


$50 Billion
by
2026!

CANNABIS

Lead research analyst Vivien Azer of Cowen, Inc. estimates the U.S. cannabis industry could reach $75 billion in sales by 2030. Torsten Kuenzlen, CEO of Calgary-Alberta-based Sundial Growers and someone who has spent 25 years in executive leadership positions at such companies as Coca-Cola and Molson-Coors, also keynoted at the Las Vegas MJBizCon in November of 2018 suggested the cannabis industry world-wide could reach a $2 trillion global market by 2050
(source: COWEN + Sundial Growers)

SPORTS

2021 will see $2T spent world-wide on sporting goods and related services, plus advertising, online and "still" in stores.

(source: eMarketer + Tableau)

REAL ESTATE

2017 saw $2B spent in online Advertising & Marketing. Estimated to be $4B in 2021.

(source: NAR & NAHB)

BUSINESS STRATEGY

HOW LICENSEES IN NICHE INDUSTRIES

Use our 4 proven methods For Start-Up **Success:**

1



SUBCULTURE INDUSTRIES

Industries That Have Always Had A Strong Social "Subculture" Following, Long Before The Internet

2



SOCIAL MEDIA ANOMALY

Industry is New To Or Struggling To Use Social Networking To Efficiently Connect Professionals and Consumers Together

3



FUTURE GROWTH

Industry Has Huge Un-tapped Growth Potential in Social Networking Combined With Ecommerce

4



ASSOCIATION PARTNERSHIPS

Industry Associations Are In Need Of Strategic Partnerships With Our Licensees Network, to Grow Their Own Membership.

GROWTH POTENTIAL

160 MILLION POTENTIAL USERS IN NORTH AMERICA

INDUSTRY PARTNERSHIPS ARE IN PLACE WITH OUR LICENSEES THAT PROVIDE ACCESS TO 160M+ POTENTIAL USERS



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OUR DIRECTORS



Brian Lazarus, *Director*

Mr. Lazarus has spent over 40 years producing notable entertainment and experiential events with specialized skills at professional audio, video and digital tech. He is the co-founder and Executive Vice President of Media Star Promotions, one of the nation's top branding, touring and strategic marketing agencies. His expertise in the design and execution of consumer experiences for regulated products blends seamlessly with the goals of aiding our licensees through their start-up growth phases.



Britt Glassburn, *Director*

Ms. Glassburn has spent nearly 30 years in the residential real estate industry, over the past six years having focused her attention in helping other real estate professionals increase their business acumen though adopting best-in-class technology tools and industry specific coaching. Britt Glassburn strives to assure that technology development adopted by real estate professionals through our LikeRE licensee is exactly what they need in order to succeed online.



Lynn Murphy, *Director*

Mr. Murphy has specialized in sales and marketing as the founder and owner of several companies over the past 30 years. With an MBA and extensive C Suite level negotiations experience, he has grown companies from start-up to multi-million dollar revenue generators. Lynn Murphy combines his lifetime passion and involvement in hunting, fishing, and camping along with his skill sets in directing the technology needed to help bring our sports licensees to the public markets.



Todd Markey, *Director*

Mr. Markey is the president of our cannabis licensee, MjLink. Todd Markey has more than 10 years of finance and capital markets experience and is a trusted expert for micro-cap to small cap companies in expanding their investor and public relations. Additionally, he has assisted many companies in the pre-IPO and up-listing process, from the OTC markets onto Nasdaq and NYSE stock exchanges.

OUR ADVISORY TEAM



Ken Tapp, Chairman and Licensee Executive Advisor

Mr. Tapp was the VP of engineer at HomeBuilder.com & Realtor.com from 1996 through their IPO in 1999 as HomeStore.com (MOVE.com), and then went on to invest in 22 Internet Startups from 1999 through 2017, and advising companies like ZILLOW, HOUZZ, RE/MAX. Has held the executive roles over his 25 years in the tech industry: CEO, CFO, CTO, COO, Director, and Chairman. Mr. Tapp has 90,000+ hours of experience in tech startups from incubation, accelerators, small-cap and mid-cap on OTC Markets and Nasdaq. Mr. Tapp started Social Life Network in January 2013.
Executive Education - Harvard Business School



D. Scott Karnedy, Licensee Operations Advisor

D. Karnedy is the COO, and has served as an officer or Vice President of sales and marketing for digital media and Internet companies since 1998, including: VP of Sales at AOL from Jan 2001 through 2003, SVP of Sales and Marketing at SiriusXM from 2003 - 2008, Chief Revenue Officer at Technicolor Film from 2008 - 2012, as well as SVP of Global Sales at Myspace.com and Chief Revenue Officer at Indiwire from 2012 through 2014. Mr. Karnedy joined Social Life Network in October 2017, and is responsible for all COO and CRO responsibilities.
Bachelor's Marketing - Babson College 1979-1983



Mark DiSiena, Licensee Financial Advisor

Mr. DiSiena joined the executive team on August 1st, 2018. Prior, he was the CFO for an Inc500 Fastest Growing, Los Angeles-based AdTech company from Jan 2016 through July 2018. He was the Financial Account Executive at Oracle from Jan 2014 through 2016, and CFO of Cherokee (NASDAQ:CHKE) from 2010 through 2013 while growing the company to a $250M valuation. From Jan 2009 through 2010, Mr. DiSiena was the VP of Finance for American Apparel. He has held Director positions at Louis Vuitton and Nokia. MBA in Financial Strategy - STANFORD University. VANDERBILT UNIVERSITY School of Law - JD | Securities & Taxation Attorney – NY #2581346. NEW YORK UNIVERSITY Stern School of Business, NY - BS | Accounting, magna cum laude CPA - CA #95374

OUR ADVISORY TEAM CONTINUED



Frederick M. Lehrer, P.A.

Legal Counsel

Mr. Lehrer has specialized in securities and corporate finance matters for 16 years. Prior to entering private practice, Mr. Lehrer spent 15 years with the SEC's Southeast Regional Office prosecuting violations of the federal securities laws. Mr. Lehrer also served as a Special Assistant United States Attorney for the Southern District of Florida.



Tripp Keber, Licensee Advisor

Tripp Keber is recognized as a branding expert in the adult use and medical cannabis spaces. He is the Cofounder and former CEO of Dixie Brands, Inc., a cannabis centric branding company, known worldwide for its namesake cannabis-infused beverages, Dixie Elixirs, Aceso and Therabis, Dixie's human and pet CBD wellness brand platforms respectively, as well as hundreds of other cannabis products.



Kenneth Granville, Licensee Advisor

Kenneth Granville is the Cofounder and CEO of MindAptiv. MindAptiv, established in 2011, enables machines to adapt to humans through semantic intelligence, the next generation of machine learning that translates human meanings for generating functional code on-the-fly. He has also held various operations and engineering positions at the USAF, Lockeed Martin and L-3 Communications.



Leslie Bocskor, Licensee Advisor

Leslie Bocskor is the President and Founder of Electrum Partners. Electrum Partners is known as a pioneer in the cannabis industry as a global cannabis business advisory and services firm. Prior to that, he was the Vice Chairman of GB Science, Inc. Mr. Bocskor has extensive experience working in cannabis space.

INVESTOR RELATIONS

(855) 933-3277

SocialNetwork.ai

